SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 22, 2000



                            EAST COAST BEVERAGE CORP.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



      Colorado                       0-22095                   88-1039267
------------------               ------------------       -------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
of incorporation)                                          Identification No.)

                              1750 University Drive
                                    Suite 205
                          Coral Springs, Florida 33071
                 -----------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (954) 796-8060

                                       N/A
          (Former name or former address if changed since last report.)



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Item 2.  Acquisition or Disposition of Assets

      On November 3, 2000 the Company acquired all of the outstanding shares of StarTalk Holdings, Inc. in exchange for 8,900,000 shares of the Company's Series B Preferred Stock. StarTalk Holdings owns 73% of StarTalk, Inc., a corporation involved in the sale of prepaid phone cards and long distance telephone time.

      On December 22, 2000 the Company, StarTalk Holdings, and the shareholders of StarTalk Holdings agreed to rescind this acquisition. In connection with the recission of this acquisition Jack Namer, who was appointed the Company's Chief Executive Officer and a Director in November 2000, resigned his positions with the Company. John Calebrese has resumed his position as a director and the Company's Chief Executive Officer.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

      10    Agreement to Cancel Exchange of Securities

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 27, 2000

                                       EAST COAST BEVERAGE CORP.

                                       By:  /s/ Alex Garabedian
                                            -----------------------------------
                                              Alex Garabedian, President






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                            EAST COAST BEVERAGE CORP.

                                    FORM 8-K

                                    EXHIBITS